SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2004

                           GREAT PEE DEE BANCORP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-23521                 562050592
-----------------------            ------------------       --------------------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


515 Market Street, Cheraw, South Carolina                              29520
--------------------------------------------                           -----
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
         -------------------------------------------------------------------

         The Index of Exhibits immediately precedes the attached exhibits.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On April 16, 2004, the Company issued a press release regarding its earnings for the fiscal quarter ended March 31, 2004. The press release is included as Exhibit 99 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GREAT PEE DEE BANCORP, INC.



DATE: April 21, 2004                   By: /s/ Herbert W. Watts
                                           -------------------------------------
                                           Herbert W. Watts
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                                 Description
         -----------                                 -----------

            99                      Press Release of Great Pee Dee Bancorp, Inc.